                           SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           SEAGATE TECHNOLOGY, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           Seagate Technology, Inc.
                       -------------------------------
                  (Name of person(s) filing proxy statement)

Payment of Filing Fee (Check the appropriate box):

[X]No Fee Required

[_]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:_________

  (2) Aggregate number of securities to which transaction applies:____________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:__________________________________(A)

  (4) Proposed maximum aggregate value of transaction:________________________
--------
(A) Set forth the amount on which the filing fee is calculated and state how it was determined.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:_________________________________________________

  (2) Form, Schedule or Registration Statement No.:___________________________

  (3) Filing Party:___________________________________________________________

  (4) Date Filed:_____________________________________________________________

                           SEAGATE TECHNOLOGY, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD OCTOBER 30, 1997

TO THE STOCKHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SEAGATE TECHNOLOGY, INC. (the "Company"), a Delaware corporation, will be held on Thursday, October 30, 1997 at 10:00 a.m., local time, at Seascape Resort & Conference Center, One Seascape Resort Drive, Aptos, California 95003 for the following purposes:

  1. To elect directors to serve for the ensuing year or until their successors are elected.

  2. To approve an amendment to the 1991 Incentive Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 15,000,000.

  3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending July 3, 1998.

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on September 5, 1997 are entitled to notice of and to vote at the meeting.

  All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          Sincerely,
                                          Donald L. Waite
                                          Secretary

Scotts Valley, California
September 25, 1997

                            YOUR VOTE IS IMPORTANT.

            IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING,
        YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           SEAGATE TECHNOLOGY, INC.

                               ----------------

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed Proxy is solicited on behalf of SEAGATE TECHNOLOGY, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held Thursday, October 30, 1997 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Seascape Resort & Conference Center, One Seascape Resort Drive, Aptos, California 95003. The Company's principal executive offices are located at 920 Disc Drive, Scotts Valley, California 95066, and its telephone number at that location is (408) 438-6550.

  These proxy solicitation materials and the Annual Report to Stockholders for the fiscal year ended June 27, 1997, including financial statements, were first mailed on or about September 25, 1997 to all stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

  Stockholders of record at the close of business on September 5, 1997 are entitled to notice of and to vote at the meeting. The Company has one series of Common Stock outstanding, designated Common Stock, $.01 par value. At the record date, 244,948,158 shares of the Company's Common Stock were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

  Every stockholder voting for the election of directors (Proposal One) may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such stockholder, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than seven (7) candidates. However, no stockholder shall be entitled to cumulate votes for any individual unless such individual's name has been placed in nomination prior to the voting and the stockholder has given notice, prior to the voting, of the intention to cumulate the stockholder's votes. On all other matters, each share of Common Stock has one vote. A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the record date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

  The cost of soliciting votes will be borne by the Company. The Company has retained D.F. King & Co., Inc. to provide proxy solicitation services in connection with the meeting at an estimated cost of $6,500. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or other means.

STOCK SPLIT

  In November 1996, the Company effected a two-for-one stock split in the form of a stock dividend. All share and per share information herein reflects such stock split except as otherwise noted.

SECURITY OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of Common Stock of the Company as of September 5, 1997 by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the table under "Executive Compensation and Other Matters--Executive Compensation--Summary Compensation Table" and (iv) all directors and executive officers as a group:

                                                                   APPROXIMATE
                                                      COMMON STOCK   PERCENT
NAME                                                     OWNED      OWNED (1)
----                                                  ------------ -----------
Wellington Management Group (2)......................  19,802,716      8.1%
 75 State Street
 Boston, MA 02109
Sanford C. Bernstein & Co.(3)........................  18,823,319      7.7%
 767 Fifth Avenue
 New York, NY 10153
Montag & Caldwell (4)................................  12,296,895      5.0%
 1100 Atlanta Financial Center
 3343 Peachtree Street
 Atlanta, GA 30326-1022
Alan F. Shugart(5)...................................   1,077,197        *
Robert A. Kleist(6)..................................     225,112        *
Laurel L. Wilkening(7)...............................      71,094        *
Kenneth E. Haughton(6)...............................      69,494        *
Thomas P. Stafford(8)................................      51,494        *
Lawrence Perlman(9)..................................      18,996        *
Gary B. Filler(10)...................................      17,747        *
Bernardo A. Carballo(11).............................     482,500        *
Donald L. Waite(12)..................................     349,163        *
Ronald D. Verdoorn(13)...............................     342,626        *
Stephen J. Luczo(14).................................     337,231        *
Brendan C. Hegarty(15)...............................     250,362        *
All directors and executive officers as a group (14
 persons)(16)........................................   3,580,596      1.5%

--------
 *   Less than 1%
 (1) Applicable percentage of ownership is based on 244,948,158 shares of Common Stock outstanding as of September 5, 1997 together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after September 5, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.
 (2) Reflects ownership as reported on Schedule 13G/A dated February 14, 1997 as filed with the Securities and Exchange Commission by Wellington Management Co. LLP ("WMC"), which in its capacity as investment advisor, may be deemed to beneficially own such shares. Such shares are owned by a variety of investment advisory clients of WMC, which clients receive dividends and the proceeds from the sale of such shares. WMC has shared dispositive power with respect to all shares beneficially owned and shared voting power with respect to 43,800 of such shares. The Company does not have any knowledge as to where dispositive or voting power with respect to such shares resides.
 (3) Reflects ownership as reported on Schedule 13G dated January 30, 1997 as filed with the Securities and Exchange Commission by Sanford C. Bernstein & Co., Inc. ("Bernstein"), a registered investment advisor, pursuant to the Investment Advisor's Act of 1940, as amended. Bernstein has sole voting power over 9,561,142 shares of the Company's Common Stock, shared voting power over 2,432,247 shares of the Company's Common Stock, sole dispositive power over 18,823,319 shares of the Company's Common Stock and shared dispositive power over no shares. With respect to those shares over which Bernstein has shared voting power, such shares are held by clients of Bernstein who have appointed an independent voting agent. Such agent has been instructed to vote shares in the same manner as Bernstein.
 (4) Reflects ownership as of August 12, 1997 based upon information provided by a representative of Montag & Caldwell. The Company does not have knowledge as to where dispositive or voting power with respect to such shares resides.
 (5) Includes 330,000 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
 (6) Includes 51,494 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
 (7) Includes 70,694 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
 (8) Represents 51,494 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
 (9) Represents 18,996 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
(10) Represents 17,747 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
(11) Includes 329,500 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
(12) Includes 112,500 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
(13) Includes 175,000 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
(14) Includes 177,500 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
(15) Includes 95,626 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.
(16) Includes 1,556,187 shares of Common Stock which may be acquired within 60 days after September 5, 1997 through the exercise of stock options.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

  Proposals of stockholders which are intended to be presented by such stockholders at the Company's 1998 Annual Meeting must be received by the Secretary of the Company at the Company's principal executive offices no later than May 28, 1998 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

  A board of seven (7) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the seven (7) nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until his or her successor has been elected and qualified.

VOTE REQUIRED

  If a quorum is present and voting, the seven nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from all directors, are counted for the purposes of determining the presence or absence of a quorum for the transaction of business, but have no other effect under Delaware law.

NOMINEES

  The names of the nominees, each of whom is currently a director of the Company, and certain information about them are set forth below:

 NAME OF NOMINEE       AGE         PRINCIPAL OCCUPATION           DIRECTOR SINCE
 ---------------       --- -----------------------------------    --------------
 Alan F. Shugart......  66 Chief Executive Officer and                 1979
                           Chairman of the Board
                           of the Company
 Gary B. Filler.......  56 Consultant, Financial                       1985
 Kenneth E. Haughton..  69 Consultant, Engineering                     1986
 Robert A. Kleist.....  68 President, Chief Executive Officer          1981
                           and a Director of Printronix,
                           Inc. (computer printer manufacturer)
 Lawrence Perlman.....  59 Chairman of the Board of Directors          1989
                           and Chief Executive Officer
                           of Ceridian Corporation
                           (technology-based services company)
 Thomas P. Stafford...  66 Vice Chairman of Stafford, Burke            1988
                           and Hecker, Inc. (a consulting
                           firm)
 Laurel L. Wilkening..  52 Chancellor, University of                   1993
                           California, Irvine

  Except as set forth below, each of the nominees has been engaged in his or her principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

  Mr. Shugart was President of the Company from September 1991 until September 1997. He has been Chief Executive Officer since the Company's inception in 1979. Mr. Shugart also served as Chief Operating Officer of the Company from September 1991 until March 1995. In addition, Mr. Shugart served as Chairman of the Board of Directors of the Company from inception until September 1991 and was reappointed Chairman of the Board of Directors in October 1992. Mr. Shugart is currently a Director of Valence Technology, Inc., SanDisk Corporation and Seagate Software, Inc., a subsidiary of the Company.

  Mr. Filler has been a financial consultant since September 1996. He was Senior Vice President and Chief Financial Officer of Diamond Multimedia Systems, Inc., a multimedia and graphics company from January 1995 to September 1996. From June 1994 to January 1995, Mr. Filler was a business consultant and private investor. From February 1994 until June 1994 he served as Executive Vice President and Chief Financial Officer of ASK Group, Inc., a computer systems company. Mr. Filler was Chairman of the Board of Directors of the Company from September 1991 until October 1992. From October 1990 until September 1991, Mr. Filler served as Vice Chairman of the Board of Directors of the Company. Mr. Filler also serves as a director of Seagate Software, Inc., a subsidiary of the Company.

  Dr. Haughton is also a director of Solectron Corporation.

  Mr. Perlman was appointed Chairman of the Board of Directors of Ceridian Corporation, a technology-based services company, in November 1992. Mr. Perlman previously held several executive positions at Ceridian Corporation (formerly Control Data Corporation) including President and Chief Executive Officer of Imprimis Technology Incorporated ("Imprimis"). Mr. Perlman is also a Director of Computer Network Technology Corporation, Valspar Corporation and Seagate Software, Inc., a subsidiary of the Company. He was a regent of the University of Minnesota from 1992 to 1995.

  General Stafford, a former astronaut, also serves as Director of Allied-Signal Corporation, CMI, Inc., Cycomm International, Fisher Scientific, Inc., Timet, Inc., Tracor, Inc., Tremont, Inc., and Wheelabrator Technologies, Inc.

  Dr. Wilkening has served as Chancellor of the University of California, Irvine since July 1993. From September 1988 to June 1993 she was Provost and Vice President of Academic Affairs at the University of Washington. From May 1991 to January 1993, Dr. Wilkening also served as Chair of the Space Policy Advisory Board of the National Space Council.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of seven meetings during fiscal 1997. No director attended fewer than 75% of the meetings of the Board of Directors and committees thereof, if any, upon which such director served. The Board of Directors has an Audit Committee, an Executive Personnel and Organization Committee, a new special committee whose mission is to review the Performance-Based Executive Compensation Plan, a Strategic Planning Committee and a Stock Option Committee. The Board of Directors nominates candidates to stand for annual election to the Board and to fill Board vacancies as they may occur.

  The Audit Committee, which consists of directors Filler, Wilkening and Haughton, met twice during fiscal 1997. The Audit Committee reviews and approves the scope of the audit performed by the Company's independent auditors as well as the Company's accounting principles and internal accounting controls. In fiscal 1997 the Board of Directors as a whole recommended engagement of the Company's independent auditors.

  The Executive Personnel and Organization Committee, which consists of directors Kleist, Stafford and Perlman, met five times during fiscal 1997. This Committee reviews the structure and performance of senior management, as well as the Company's plans for management succession, recommends to the Board of Directors candidates for nomination to the Board, administers the Company's stock option and stock purchase plans and reviews and approves the Company's compensation policies and distributions to officers under the Company's Performance-Based Executive Compensation Plan. The Executive Personnel and Organization Committee will consider nominees to the Board of Directors recommended by stockholders. Stockholders making such recommendations should follow the procedures outlined above under "Information Concerning Solicitation and Voting--Stockholder Proposals to be Presented at Next Annual Meeting."

  During fiscal 1997, the Board of Directors of the Company appointed a special committee of the Board comprised of directors Filler and Perlman. This Committee met twice during fiscal 1997 to review and modify the Company's Performance-Based Executive Compensation Plan for fiscal 1998.

  The Strategic Planning Committee, which consists of directors Filler, Perlman and Shugart, as well as Messrs. Luczo and Waite, held three meetings during fiscal 1997. This committee reviews the Company's strategic plans and consults with the Company's management with respect to its proposed acquisitions, strategic investments and other such matters.

  The Stock Option Committee, which consists of directors Perlman and Shugart, reviews and approves stock option grants to non-officer employees and consultants by written consent on a periodic basis, generally weekly.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Executive Personnel and Organization Committee currently consists of directors Kleist, Stafford and Perlman. During fiscal 1997, there were no transactions requiring disclosure hereunder.

                                 PROPOSAL TWO

 AMENDMENT TO 1991 INCENTIVE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES
               OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER

  At the Annual Meeting, the stockholders are being asked to approve an amendment to the Company's 1991 Incentive Stock Option Plan (the "1991 Plan"), to increase the number of shares of Common Stock reserved for issuance thereunder by 15,000,000. The adoption of the 1991 Plan and the reservation of 10,000,000 shares for issuance thereunder was approved by the Board of Directors in August 1991 and by the stockholders in October 1991. In 1993 and 1995 the stockholders approved amendments to the 1991 Plan to increase the number of shares reserved for issuance thereunder by 12,000,000 at each such annual meeting. As of September 5, 1997, options to purchase an aggregate of 21,993,013 shares were outstanding and 813,829 shares (exclusive of the 15,000,000 shares subject to stockholder approval at this Annual Meeting) were available for future grant. In addition, 11,193,158 shares had been purchased pursuant to the exercise of stock options granted under the 1991 Plan. The 1991 Plan authorizes the Board of Directors to grant stock options to eligible employees and consultants of the Company. The 1991 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. The Board of Directors believes that the remaining shares available for grant under the 1991 Plan are insufficient to accomplish these purposes.

  The Board of Directors has established informal guidelines for the annual grant of options to employees whereby the total shares of Common Stock subject to options granted in any fiscal year, net of cancellations, will not exceed 3% of a number based on a formula derived from a modified calculation of the shares used in the calculation of fully diluted earnings per share as of the beginning of each fiscal year. Based upon this formula, such informal guidelines would result in option grants of approximately 7,500,000 shares per year. As such, the Board of Directors currently expects that the 15,000,000 additional shares of Common Stock subject to stockholder approval at this Annual Meeting will be sufficient to provide for option grants for approximately the next two fiscal years.

VOTE REQUIRED

  The affirmative vote of not less than a majority of the Votes Cast will be required to approve the amendment to the 1991 Plan. The "Votes Cast" are defined under Delaware law to be the shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to the proposal. Abstentions are counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total numbers of Votes Cast with respect to the proposal. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for purposes of determining the number of Votes Cast with respect to the proposal.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1991 PLAN.

  The essential features of the 1991 Plan are outlined below.

PURPOSE

  The purposes of the 1991 Plan are to attract, retain and motivate the most qualified personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

  The 1991 Plan provides for administration by the Board of Directors of the Company or by a committee of the Board (for the purposes of this plan description, "Board of Directors" shall mean either the Board or a committee appointed by the Board of Directors). All questions of interpretation or application of the 1991 Plan are determined in the sole discretion of the Board, and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the 1991 Plan, although members of the Executive Personnel and Organization Committee and the Stock Option Committee receive fees in connection with their service on such committees. See "Executive Compensation and Other Matters--Compensation of Directors."

ELIGIBILITY

  The 1991 Plan provides that options may be granted to any employee director, officer, employee or consultant of the Company or any of its designated subsidiaries. Incentive stock options may be granted only to employees (including officers and employee directors). The Board of Directors selects the recipients of awards under the 1991 Plan and determines the number of shares to be subject to each option. The 1991 Plan does not otherwise provide for a maximum nor a minimum number of shares subject to options which may be granted to any one officer in a single fiscal year. In addition there is a limit on the aggregate fair market value of shares subject to all incentive stock options which become exercisable for the first time in any one calendar year.

OPTIONS

  Each option is evidenced by a written stock option agreement between the Company and the optionee and is subject to the terms and conditions listed below, but specific terms may vary:

    (1) Exercise of the Option: The Board of Directors determines when options granted under the 1991 Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, a promissory note, an exchange of shares of the Company's Common Stock, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price ("cashless exercise") or such other consideration as determined by the Board of Directors.

    (2) Exercise Price: The exercise price of options granted under the 1991 Plan is determined by the Board of Directors, but may not be less than 100% of the fair market value of the Company's Common Stock as reported by the New York Stock Exchange on the last market trading day prior to the date of the grant of the option. The closing sale price of the Company's Common Stock on September 5, 1997 was $36.125.

    (3) Termination of Employment: The 1991 Plan provides that if the optionee's employment or consulting relationship with the Company is terminated for any reason, other than death or permanent disability, an option may thereafter be exercised (to the extent it was then exercisable) within such time period as is determined by the Board of Directors (which shall be no more than 90 days in the case of an incentive stock option), subject to the stated term of option. If the optionee's employment or consulting relationship with the Company terminates as a result of the optionee's permanent disability, the optionee may exercise an option at anytime within six months following the date of such termination (but in no event later than the expiration of the term of the option), but only to the extent that the optionee was entitled to exercise the option on the date of such termination.

    (4) Death: If an optionee should die while an employee or consultant of the Company, the optionee's estate may exercise an option at any time within six months following the date of death (but in no event later than the expiration of the term of the option), but only to the extent that the optionee was entitled to exercise the option on the date of death.

    (5) Termination of Options: The term of an option granted under the 1991 Plan may not exceed ten years from date of grant. No option may be exercised by any person after such expiration.

    (6) Non-transferability of Options: Unless determined otherwise by the Board of Directors, all options are non-transferable by the optionee, other than by will or by the laws of descent and distribution, and during the lifetime of the optionee may be exercised only by such optionee.

    (7) Rights Upon Exercise: Until an option has been properly exercised, that is, proper written notice and full payment have been received by the Company, no rights to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock.

    (8) Other Provisions: The option agreement may contain such other items, provisions and conditions not inconsistent with the 1991 Plan as may be determined by the Board of Directors.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

  In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made to the exercise price and number of shares subject to each outstanding option and to the number of shares which have been reserved for issuance under the 1991 Plan. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate unless otherwise provided by the Board of Directors. The Board of Directors may in such event and at its sole discretion declare that any option shall terminate as of a fixed date and give each optionee the right to exercise his or her option as to all or any part of the optioned stock, including shares as to which the option would not otherwise be exercisable. Subject to the change of control provisions described below, in the event of a merger of the Company with another corporation, or the sale of substantially all of the assets of the Company, the 1991 Plan provides that each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation. If the successor corporation does not agree to assume the option or to substitute an equivalent option, the Board of Directors shall provide for the optionee to have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable.

CHANGE OF CONTROL PROVISIONS

  The 1991 Plan provides that in the event of a "Change of Control" of the Company (as defined below) any or all or none of the following acceleration and valuation provisions shall apply, as determined by the Board of Directors in its discretion prior to the Change of Control: (i) all stock options granted under the 1991 Plan outstanding as of the date such Change of Control is determined to have occurred that are not yet exercisable and vested on such date will become immediately vested and fully exercisable; and (ii) to the extent exercisable and vested, the value of all outstanding options, unless otherwise determined by the Board of Directors prior to any Change of Control but at or after the time of grant, will be cashed out at the "Change of Control Price" (as defined below) reduced by the exercise price applicable to such options. A Change of Control means the occurrence of (i) the acquisition by a person or entity (other than the Company, one of its subsidiaries or a Company employee benefit plan or trustee thereof) of securities representing 50% or more of the combined voting power of the Company, (ii) a transaction approved by the stockholders and involving the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company with or into another corporation, other than a merger or consolidation where the stockholders immediately prior to such transaction continue to own securities representing at least 50% or more of the combined voting power of the Company, or (iii) a change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are incumbent directors. The Change of Control Price shall be, as determined by the Board, (i) the highest closing sale price of a share of Common Stock as reported by the New York Stock Exchange at any time within the 60 day period immediately preceding the date of determination of the Change of Control Price by the Board or (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change of Control of the Company at any time within such 60 day period or (iii) such lower price, as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a share of Common Stock.

AMENDMENT AND TERMINATION

  The Board of Directors may amend, alter, suspend or terminate the 1991 Plan at any time or from time to time, but any such amendment, alteration, suspension or termination shall not adversely affect any option then outstanding under the 1991 Plan, without the consent of the holder of the option. In any event, the 1991 Plan will terminate in 2001.

  In addition, to the extent necessary to comply with applicable laws or regulations, the Company shall obtain stockholder approval of any amendment of the 1991 Plan in such a manner and to such a degree as required.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

  Options granted under the 1991 Plan may be either "incentive stock options", as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory options.

  If an option granted under the 1991 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability upon exercise, unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of shares at least two years after the grant of the option and one year after exercise of the option (the "Incentive Stock Option Holding Periods"), any gain will be treated as long-term capital gain. For dispositions occurring after July 28, 1997, long-term capital gains will be taxed at a rate of 10% (for persons in the 15% tax bracket) or 20% (for other individuals), if the stock was held for more than 18 months from the date of exercise. A rate of 28% will apply in the case of stock held more than one year after exercise but not more than 18 months. If the Incentive Stock Option Holding Periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an executive officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be taxed as a capital gain, as discussed above. Capital losses are allowed in full against capital gains and $3,000 of other income.

  All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon exercise of the option, the optionee will generally recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to substantial risk of forfeiture when acquired or where the optionee is an executive officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the Optionee with respect to shares acquired upon exercise of a nonstatutory option.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE UNITED STATES FEDERAL INCOME TAXATION UPON THE OPTIONEE AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1991 PLAN AND DOES NOT PURPORT TO BE COMPLETE. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE.

PARTICIPATION IN THE 1991 PLAN

  Although the grant of stock options under the 1991 Plan to executive officers, including the executive officers named in the Summary Compensation Table below (the "Named Officers"), is subject to the discretion of the Board of Directors, the Board has established informal guidelines for future grants to executive officers under the 1991 Plan. Effective November 1996, under such guidelines, stock option grants to executive officers will occur on a quarterly basis, with the Chief Executive Officer (Mr. Shugart) receiving options to purchase 40,000 shares per quarter and the other Named Officers (Dr. Hegarty and Messrs. Carballo, Luczo, Verdoorn and Waite) receiving options to purchase 20,000 shares per quarter. Under such guidelines, all current executive officers as a group (including the Named Officers) will receive options to purchase 170,000 shares per quarter. Such guidelines may be modified by the Board of Directors at any time. As of the date of this proxy statement there has been no other determination by the Board of Directors with respect to future awards under the 1991 Plan. Please see "Executive Compensation and Other Matters--Executive Compensation--Option Grants in Fiscal 1997" for information with respect to the grant of options to the Named Officers during fiscal 1997. During fiscal 1997, all current executive officers as a group (including the Named Officers) and all other employees as a group were granted options to purchase 848,000 shares and 4,945,329 shares, respectively, pursuant to the 1991 Plan.

                                PROPOSAL THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending July 3, 1998 and recommends that stockholders vote for ratification of such appointment. Notwithstanding the selection, the Board of Directors, in its discretion, may direct the appointment of new independent auditors at any time during the year, if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

  Ernst & Young LLP has audited the Company's financial statements annually since 1980. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

EXECUTIVE COMPENSATION

  The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and the five other most highly compensated executive officers of the Company (the "Named Officers").

                          SUMMARY COMPENSATION TABLE

                                                                             LONG TERM COMPENSATION AWARDS
                                                                          ------------------------------------
                                                                                           SECURITIES UNDERLYING
                                              ANNUAL COMPENSATION                           OPTIONS GRANTED (1)
                                    -------------------------------------                   ------------------
                             FISCAL                       OTHER  ANNUAL   RESTRICTED STOCK
NAME AND PRINCIPAL POSITION   YEAR  SALARY ($) BONUS ($) COMPENSATION ($)    AWARDS ($)     COMPANY SUBSIDIARY
---------------------------  ------ ---------- --------- ---------------- ----------------  ------- ----------
Alan F. Shugart..........     1997   $750,006  $658,000      $529,478(2)            --      200,000      --
 Chairman of the Board        1996    680,781   447,000       312,558(3)     $7,704,750(8)  240,000   30,000
 of Directors and Chief       1995    600,018   522,700       375,724(4)            --      240,000      --
 Executive Officer
Bernardo A. Carballo.....     1997   $500,011  $547,000      $455,352(5)            --      100,000      --
 Executive Vice President,    1996    440,778   373,000       294,660(6)     $3,929,423(9)  120,000   20,000
 Worldwide Sales,             1995    333,078   373,500       258,249(7)            --       90,000      --
 Marketing, Product Line
 Management and Customer
 Service Operations
Brendan C. Hegarty.......     1997   $500,011  $547,000      $481,122(5)            --      100,000      --
 Executive Vice President and 1996    468,278   373,000       289,234(6)     $3,929,423(9)  120,000   20,000
 Chief Operating Officer,     1995    394,238   373,500       272,185(7)            --       90,000      --
 Recording Heads
Stephen J. Luczo.........     1997   $500,011  $547,000      $439,294(5)            --      100,000   80,000
 President and Chief          1996    436,546   373,000       256,270(6)     $3,929,423(9)  120,000   20,000
 Operating Officer of the     1995    311,539   373,500       258,416(7)            --       70,000      --
 Company and Chairman of
 the Board, Seagate
 Software Inc.
Ronald D. Verdoorn.......     1997   $500,011  $547,000      $451,024(5)            --      100,000      --
 Executive Vice President and 1996    457,701   373,000       261,805(6)     $3,929,423(9)  120,000   20,000
 Chief Operating Officer,     1995    342,309   373,500       260,932(7)            --       90,000      --
 Storage Products Group
Donald L. Waite..........     1997   $500,011  $547,000      $452,650(5)            --      100,000      --
 Executive Vice President,    1996    457,701   373,000       276,729(6)     $3,852,375(10) 120,000   20,000
 Chief Administrative Of-     1995    400,005   373,500       257,049(7)            --       90,000      --
 ficer and Chief Finan-
 cial Officer

-------
 (1) The Stock Options listed in the table include options to purchase Common Stock of the Company and options to purchase Common Stock of a subsidiary, Seagate Software Inc. ("Seagate Software"). The Company's subsidiary, Seagate Software, granted stock options to purchase Seagate Software Common Stock to virtually all of the Seagate Software employees and certain Seagate Technology, Inc. employees, including Named Officers, pursuant to the Seagate Software Inc. 1996 Stock Option Plan (the "Software Stock Plan"). See "Executive Officer Compensation--Stock Options" below for additional information regarding options to purchase stock of Seagate Software granted in fiscal 1997.

 (2) Includes deferred payments under the Performance-Based Executive Compensation Plan of $516,000.
 (3) Includes deferred payments under the Performance-Based Executive Compensation Plan of $298,000.
 (4) Includes deferred payments under the Performance-Based Executive Compensation Plan of $348,500.
 (5) Includes deferred payments under the Performance-Based Executive Compensation Plan of $431,000.
 (6) Includes deferred payments under the Performance-Based Executive Compensation Plan of $249,000.
 (7) Includes deferred payments under the Performance-Based Executive Compensation Plan of $248,300.
 (8) Pursuant to the Company's Executive Stock Plan, in November 1995 stock purchase rights to purchase 300,000 shares of Common Stock at an exercise price of $0.005 per share were granted to, and in March 1996 exercised by Mr. Shugart. The amount shown in the table represents the dollar value (net of the consideration paid) of the award of restricted stock, calculated by multiplying the closing market price of the Company's Common Stock on the date of grant by the number of shares awarded. As of June 27, 1997, Mr. Shugart held 300,000 unvested shares of stock having a value of $10,181,400 based upon the fair market value of the Common Stock on June 27, 1997 of $33.938 per share. All of such unvested shares are subject to repurchase by the Company at the original purchase price in the event of a termination of Mr. Shugart's employment with the Company. The shares are released from the Company's repurchase option after five years from date of grant. See "Report of the Executive Personnel and Organization Committee of the Board of Directors--Stock Options and Restricted Stock Awards" for further information on vesting provisions. Mr. Shugart will receive the same dividends on all shares of restricted stock as all other stockholders; however, the Company does not anticipate paying any cash dividends in the foreseeable future.
 (9) Pursuant to the Company's Executive Stock Plan, in November 1995 stock purchase rights to purchase 153,000 shares of Common Stock at an exercise price of $0.005 per share were granted to, and in March 1996 exercised by Messrs. Carballo, Luzco and Verdoorn, and Dr. Hegarty. The amount shown in the table represents the dollar value (net of the consideration paid) of the award of restricted stock, calculated by multiplying the closing market price of the Company's Common Stock on the date of grant by the number of shares awarded. As of June 27, 1997, each of these executive officers held 153,000 unvested shares of stock having a value of $5,192,514 based upon the fair market value of the Common Stock on June 27, 1997 of $33.938 per share. All of such unvested shares are subject to repurchase by the Company at the original purchase price in the event of a termination of employment with the Company. The shares are released from the Company's repurchase option after ten years from date of grant. See "Report of the Executive Personnel and Organization Committee of the Board of Directors--Stock Options and Restricted Stock Awards" for further information on vesting provisions. They will receive the same dividends on all shares of restricted stock as all other stockholders; however, the Company does not anticipate paying any cash dividends in the foreseeable future.
(10) Pursuant to the Company's Executive Stock Plan, in November 1995 stock purchase rights to purchase 150,000 shares of Common Stock at an exercise price of $0.005 per share were granted to, and in March 1996 exercised by Mr. Waite. The amount shown in the table represents the dollar value (net of the consideration paid) of the award of restricted stock, calculated by multiplying the closing market price of the Company's Common Stock on the date of grant by the number of shares awarded. As of June 27, 1997, Mr. Waite held 150,000 unvested shares of stock having a value of $5,090,700 based upon the fair market value of the Common Stock on June 27, 1997 of $33.938 per share. All of such unvested shares are subject to repurchase by the Company at the original purchase price in the event of a termination of Mr. Waite's employment with the Company. The shares are released from the Company's repurchase option after five years from date of grant. See "Report of the Executive Personnel and Organization Committee of the Board of Directors-- Stock Options and Restricted Stock Awards" for further information on vesting provisions. Mr. Waite will receive the same dividends on all shares of restricted stock as all other stockholders; however, the Company does not anticipate paying any cash dividends in the foreseeable future.

                         OPTION GRANTS IN FISCAL 1997

  The following table provides information concerning each grant of options to purchase the Company's Common Stock and Seagate Software's Common Stock made during fiscal 1997 to the Named Officers in the Summary Compensation Table:




                                            INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                         --------------------------------------------------------   VALUE AT ASSUMED
                            NUMBER OF      % OF TOTAL                             ANNUAL RATES OF STOCK
                           SECURITIES       OPTIONS        EXERCISE               PRICE APPRECIATION FOR
                           UNDERLYING      GRANTED TO      OR BASE                  OPTION TERM (1)($)
                             OPTIONS       EMPLOYEES        PRICE      EXPIRATION -----------------------
          NAME           GRANTED ($) (2) IN FISCAL YEAR ($/SH) (3) (4)  DATE ($)      5%          10%
          ----           --------------- -------------- -------------- ---------- ----------- -----------
Alan F. Shugart.........     60,000           1.04%        $23.8750     07/31/06  $   900,892 $ 2,283,036
                             60,000           1.04          32.3125     10/23/06    1,219,269   3,089,868
                             40,000            .70          47.7500     01/28/07    1,201,189   3,044,048
                             40,000            .70          45.7500     04/30/07    1,150,877   2,916,549

Bernardo A. Carballo....     30,000            .52%        $23.8750     07/31/06  $   450,446 $ 1,141,518
                             30,000            .52          32.3125     10/23/06      609,635   1,544,934
                             20,000            .35          47.7500     01/28/07      600,594   1,522,024
                             20,000            .35          45.7500     04/30/07      575,439   1,458,274

Brendan C. Hegarty......     30,000            .52%        $23.8750     07/31/06  $   450,446 $ 1,141,518
                             30,000            .52          32.3125     10/23/06      609,635   1,544,934
                             20,000            .35          47.7500     01/28/07      600,594   1,522,024
                             20,000            .35          45.7500     04/30/07      575,439   1,458,274

Stephen J. Luczo........     80,000(5)        2.81%        $ 6.0000     01/09/97  $   301,869 $   769,996
                             30,000            .52          23.8750     07/31/06      450,446   1,141,518
                             30,000            .52          32.3125     10/23/06      609,635   1,544,934
                             20,000            .35          47.7500     01/28/07      600,594   1,522,024
                             20,000            .35          45.7500     04/30/07      575,439   1,458,274

Ronald D. Verdoorn......     30,000            .52%        $23.8750     07/31/06  $   450,446 $ 1,141,518
                             30,000            .52          32.3125     10/23/06      609,635   1,544,934
                             20,000            .35          47.7500     01/28/07      600,594   1,522,024
                             20,000            .35          45.7500     04/30/07      575,439   1,458,274

Donald L. Waite.........     30,000            .52%        $23.8750     07/31/06  $   450,446 $ 1,141,518
                             30,000            .52          32.3125     10/23/06      609,635   1,544,934
                             20,000            .35          47.7500     01/28/07      600,594   1,522,024
                             20,000            .35          45.7500     04/30/07      575,439   1,458,274

--------
(1) Potential realizable value is based on the assumption that the Common Stock of the Company or Seagate Software, as applicable, appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.
(2) All stock options granted in fiscal year 1997 begin to vest one year after the date of grant, with 25% of the shares covered thereby vesting at that time and with an additional 25% of the option shares vesting at the end of each year thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Optionees are permitted, with certain limitations, to exercise stock options as to unvested shares, but Common Stock purchased thereby is subject to repurchase by the Company until such vesting conditions are met. Under the 1991 Plan, the Board retains discretion to modify the terms, including the price, of outstanding options.
(3) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by reference to the closing price reported on the New York Stock Exchange on the last trading day prior to the date of grant.

(4) Exercise price and tax withholding obligations may be paid in cash, delivery of already-owned shares subject to certain conditions, utilization of deferred compensation subject to certain limitations (see "Report of Executive Personnel and Organization Committee of the Board of Directors--Performance-Based Awards") or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.
(5) Represents options to purchase shares of Seagate Software, Inc., a subsidiary of the Company, granted to Mr. Luczo in fiscal 1997.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth certain information regarding the exercise of stock options in fiscal 1997 by the Named Officers in the Summary Compensation Table and the value of options held by such individuals at the end of the fiscal year.

                                                       NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                    OPTIONS AT FISCAL YEAR-END   AT FISCAL YEAR-END ($)(2)
                                                    --------------------------- ---------------------------
                           SHARES                   EXERCISABLE/  EXERCISABLE/  EXERCISABLE/  EXERCISABLE/
                         ACQUIRED ON     VALUE      UNEXERCISABLE UNEXERCISABLE UNEXERCISABLE UNEXERCISABLE
          NAME            EXERCISE   REALIZED($)(1)    SEAGATE      SOFTWARE       SEAGATE      SOFTWARE
          ----           ----------- -------------- ------------- ------------- ------------- -------------
Alan F. Shugart.........         0     $       0      210,000/       6,000/      $3,828,383/    $12,000/
                                                       560,000       24,000        5,974,920      48,000
Bernardo A. Carballo....    67,500     1,443,123      279,500/       4,000/       7,225,421/      8,000/
                                                       255,000       16,000        2,443,543      32,000
Brendan C. Hegarty......    52,500     1,264,686       45,626/       4,000/         891,496/      8,000/
                                                       255,000       16,000        2,443,543      32,000
Stephen J. Luczo........   113,330     3,748,033       55,000/       4,000/       1,442,403/      8,000/
                                                       312,500       96,000        3,922,793      32,000
Ronald D. Verdoorn......    50,000     1,940,000      125,000/       4,000/       2,279,123/      8,000/
                                                       255,000       16,000        2,443,543      32,000
Donald L. Waite.........   176,700     4,517,758       62,500/       4,000/         954,563/      8,000/
                                                       255,000       16,000        2,443,543      32,000

--------
(1) Market value of the Company's Common Stock at the exercise date minus the exercise price.
(2) Market value of the Company's Common Stock at fiscal year-end minus the exercise price. The fair market value of Seagate Software common stock at fiscal 1997 year-end, as determined by the Seagate Software Board of Directors, was $6.00 per share.

EMPLOYMENT CONTRACTS AND CHANGE-OF-CONTROL ARRANGEMENTS

  The Company currently has no employment contracts with any of the Named Officers and the Company has no compensatory plan or arrangement with such Named Officers where the amount to be paid exceeds $100,000 and which are activated upon resignation, termination or retirement of any such Named Officer upon a change of control of the Company.

  The Company's 1991 Plan provides that in the event of a "change of control" of the Company, the Board of Directors may, in its discretion, provide that
(i) all options granted under the 1991 Plan that are outstanding as of the date of such change of control will become immediately vested and fully exercisable and (ii) to the extent exercisable and vested, the value of all outstanding options, unless otherwise determined by the Board prior to any change of control, will be cashed out at the change of control price reduced by the exercise price applicable to such options. The Company's Executive Stock Plan provides that in the event of a "change of control" of the Company, if constructive termination of an executive occurs within the two-year period following such change of control, then there shall be released from the Company's repurchase option that percentage of the executive's unreleased shares determined by dividing (i) the number of months that have elapsed from the date of grant to the date of such termination, by (ii) one hundred twenty
(120) in the case of awards that vest at the end of ten years or sixty (60) in the case of awards that vest at the end of five years.

COMPENSATION OF DIRECTORS

  Non-employee members of the Board of Directors receive an annual retainer of $30,000 and a fee of $3,000 per Board meeting attended (excluding telephonic Board meetings), and $2,000 per Committee meeting attended, if such meeting is on a day other than the day of a meeting of the Board of Directors. Each of the persons serving as the Chairman of the Audit Committee and the Executive Personnel and Organization Committee receives an additional annual retainer of $8,000. Non-employee members of the Strategic Planning Committee receive an annual retainer of $8,000. The Company also reimburses the directors for certain expenses incurred by them in their capacities as directors or in connection with attendance at Board meetings. Messrs. Shugart, Filler and Perlman are members of the Board of Directors of Seagate Software. Messrs. Filler and Perlman receive quarterly retainer fees of $1,000 per quarter for service on the Board of Seagate Software. Mr. Shugart does not receive any additional fees for his service on Seagate Software's Board of Directors.

  The Company's Directors' Option Plan (the "Directors' Plan") provides for the grant of non-statutory options to purchase shares of the Company's Common Stock to non-employee directors. Under the Directors' Plan the timing of option grants, amount of the grants, exercise price and restrictions on exercise of the options are established in the Plan. The exercise price of options granted under the Directors' Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant. Options granted under the Directors' Plan become exercisable cumulatively for 1/48th of the shares subject to the option at the end of each full month that the optionee remains a director following the date of grant. Options granted under the Directors' Plan expire ten years from the date of grant and may be exercised only while the optionee is serving as a member of the Company's Board of Directors, within twelve months after termination by death, within three months after termination for cause or within five years after termination for any other reason, but cannot be exercised after the original term expires. Pursuant to the Directors' Plan, each new non-employee director is granted an option to purchase 50,000 shares of Common Stock upon the date on which such person first becomes a director (the "Initial Option"). Prior to January 1997, on November 1 of each year, each non-employee director was granted an additional option to purchase 20,000 shares of Common Stock; provided, however, that no such additional grant was made to a non-employee director who received an Initial Option grant in the preceding six months. Effective January 1997, the terms of the plan were amended such that each Outside Director shall automatically receive an option to purchase 4,000 shares of Common Stock (the "Quarterly Option") on each February 1, May 1, August 1 and November 1 following the grant of the Initial Option; provided, however, that no Quarterly Option shall be granted to an Outside Director who received an Initial Option in the preceding six months. On November 1, 1996, each of the non-employee directors, Messrs. Kleist, Filler, Stafford and Perlman and Drs. Haughton and Wilkening, was granted an option to purchase 20,000 shares of the Company's Common Stock at an exercise price of $33.375 per share. On February 3, 1997, each of the non-employee directors was granted an option to purchase 4,000 shares of the Company's Common Stock at an exercise price of $51.50 per share. On May 1, 1997, each of the non-employee directors was granted an option to purchase 4,000 shares of the Company's Common Stock at an exercise price of $46.00 per share.

  Each of the non-employee directors, Messrs. Kleist, Filler, Stafford and Perlman and Drs. Haughton and Wilkening, was granted options to purchase 20,000 shares of Seagate Software's Common Stock at an exercise price of $4.00 per share. The Seagate Software options become exercisable cumulatively as follows: on the first and second anniversaries of the grant date 20% each year; and on the third and fourth anniversaries of the grant date 30% each year. Options granted under the Seagate Software Stock Option Plan expire ten years from grant date.

REPORT OF THE EXECUTIVE PERSONNEL AND ORGANIZATION COMMITTEE OF THE BOARD OF DIRECTORS

  The Executive Personnel and Organization Committee (the "Committee") of the Board of Directors reviews and approves the Company's executive compensation policies. The following is the report of the Committee describing compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended June 27, 1997 ("fiscal 1997").

  The Company's executive compensation policies are designed (i) to provide competitive levels of overall compensation in order to attract and retain the most qualified executives in the industry, (ii) to motivate executive officers to achieve the Company's business objectives and (iii) to reward executive officers for their achievements on behalf of the Company. To support these goals, the Committee and the Board of Directors have established an executive compensation program primarily consisting of four integrated components--Base Salary, Performance-Based Awards, Stock Options and Restricted Stock Awards.

  BASE SALARY. The base salary component of total compensation is designed to be competitive at approximately the 50th percentile or median for similar companies in terms of industry group, technology, complexity and company size. Company size reflects both sales and market capitalization.

  The Committee, on behalf of the Board, works with management to maintain an executive salary structure based on extensive competitive analyses including two published national pay surveys and proxy statement pay comparisons for selected companies. Between the survey companies and the proxy comparison companies, there are several from the Hambrecht & Quist Computer Hardware Index used in the Performance Graph for this proxy statement. Frederic W. Cook & Co. conducts the competitive analyses and acts as an independent consultant to the Committee on executive compensation matters.

  Committee discretion is used in determining individual salary amounts for Named Officers, with no specific formula. Generally, executive officer salaries, including the Chief Executive Officer ("CEO"), are reviewed on a periodic basis every 18-24 months. None of the Named Officers, including the CEO, received salary increases during fiscal 1997. However, all six received increases on November 11, 1995 (fiscal 1996). At that time, salary increases for the five Named Officers other than the CEO averaged 29.9%, and the CEO's increase was 25%. The CEO's annual salary rate was $750,000 as of the end of fiscal 1997. All five Named Officers other than the CEO had annual salary rates of $500,000 as of the end of fiscal 1997, reflecting their relatively equivalent contributions for the period.

  PERFORMANCE-BASED AWARDS. All executive officers, including the CEO, participate in the Company's Performance-Based Executive Compensation Plan (the "Plan"). The Plan compensates executive officers in the form of quarterly awards. Awards under the Plan are intended to reflect the Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the financial performance of the Company and the individual contribution of each executive officer. Awards under the Plan, including those to the CEO, are contingent upon attainment of specific Company financial performance goals, with a return on adjusted assets threshold and profitability targets established by the Committee at the time of the approval of the budget for the fiscal year. The actual payout of each quarterly award varies with the Company's quarterly profitability and return on adjusted assets. It is intended that over achievement of goals should result in above-median total annual compensation and under achievement of goals should result in below-median total annual compensation. In addition, consideration is given to the relative contribution of each executive officer in attainment of that performance.

  Under the Plan, 60% of the award is paid in cash. The remaining 40% is deferred and is used solely to reduce the exercise price of stock options granted for the corresponding quarter under the Plan. As a result, 40% of each award earned is at risk to the executive officer until stock options held by such executive officer vest and are exercised. If an executive officer's employment with the Company is terminated prior to the end of a fiscal quarter, other than by death or disability of the executive officer, the Plan provides that he or she shall not be eligible for an award for that fiscal quarter and any accumulated deferred awards relating to unvested stock options are forfeited. In the event an executive officer dies or is permanently disabled, all deferred award amounts related to unvested options will become vested.

  Company performance exceeded goals for the first three quarters of fiscal 1997 and the Named Officers earned above-median awards for each such quarter, while below-median awards were earned for the fourth quarter. Overall fiscal 1997 awards (i.e., the sum of all awards for all four quarters) for the Named Officers, including the CEO, were 57.3% above awards earned for performance in fiscal 1996, reflecting the Company's net earnings growth of 48.1% (before restructuring and other unusual charges) and generally high individual performance. The CEO's individual contributions to the Company were his leadership role in establishing and retaining a strong management team, his strategic focus on the business to position it for growth and diversification, and his work in communicating the Company's vision, strategy and performance.

  Immediately following the end of fiscal 1997, the Committee reviewed the Plan and recommended revisions for approval by the Board for fiscal 1998 designed to maintain an appropriate competitive pay-for-performance relationship going forward. The Plan for fiscal 1998 will continue to focus on profits above a threshold return on assets. A revised formula for funding the Plan was adopted to calibrate competitive total annual compensation in relation to relative competitive performance, and to increase the downside risk for under achievement while maintaining high leverage for over achievement. In addition, the distribution of earned awards was changed so that 60% of each quarter's earned awards are paid in cash following the end of the quarter, 20% are deferred and used to "buy down" the future exercise price of corresponding quarterly stock option grants, and the remaining 20% is distributed in cash, or is forfeited, following the end of the fiscal year based on achievement of overall annual objectives (i.e., the equally weighted sum of the four quarters). Furthermore, efforts will be intensified to meaningfully differentiate the executive officer awards for individual contributions.

  STOCK OPTIONS AND RESTRICTED STOCK AWARDS. The grant of stock options and restricted stock awards to executive officers creates a direct link between compensation and long-term increases in stockholder value. The Committee believes that stock option grants provide an incentive that focuses the executive officer's attention on managing the Company from the perspective of an owner with an equity stake in the business. Options and awards are subject to vesting provisions to encourage executive officers to remain employed with the Company. With respect to executive officers, stock option grants normally occur on a quarterly basis. The size of each option grant is based upon the executive officer's responsibilities, relative position with the Company and the Committee's judgment with respect to the executive officer's impact on stockholder value.

  Options of Seagate Technology, Inc: There was a two-for-one stock split on November 25, 1996. For each of the two fiscal quarters prior to the stock split, the CEO was granted options to purchase 30,000 shares and each of the other five Named Officers was granted options to purchase 15,000 shares. These shares are equivalent to 60,000 and 30,000 shares, respectively on a post-split basis. However, subsequent quarterly grants of stock options were adjusted downward at the time of the stock split to maintain median competitive grant values. As a result, for each of the two fiscal quarters after the stock split, the CEO was granted options to purchase 40,000 shares per quarter and each of the other five Named Officers was granted options to purchase 20,000 shares per quarter.

  Options of Seagate Software, Inc: During fiscal 1996, each of the Named Officers provided valuable leadership to Seagate Software, Inc. ("Seagate Software") when it was established as a subsidiary of the Company. At that time, each Named Officer was granted options to purchase Common Stock of Seagate Software. During fiscal 1997, there were no additional option grants of Seagate Software Common Stock made to the CEO or any of the other Named Officers of Seagate Technology, except that Stephen J. Luczo received an option to purchase 80,000 shares of Seagate Software's Common Stock. These options were granted under the Seagate Software Stock Option Plan at exercise prices not less than the estimated fair market value on the grant date, as determined by the Board of Directors of Seagate Software.

  Restricted Stock Awards: Seagate has no pension or other retirement benefits for executive officers. During fiscal 1996, the Committee considered whether or not such benefits might be appropriate, primarily as a vehicle for long-term employment retention of experienced individuals. Several alternative arrangements were considered including the use of corporate-owned life insurance. After thoroughly analyzing the alternatives, the Committee determined that it could best combine the retention objectives for providing retirement benefits with the advantages of stock-based incentives and executive stock ownership by granting restricted stock with extended future vesting, in lieu of some type of guaranteed pension.

  As a result, special one-time restricted stock grants were made to each executive officer. The special restricted stock grants were made under the stockholder-approved 1991 Executive Stock Plan, where the Committee has the authority to set the vesting schedule. Restricted stock awards made during fiscal 1996 vest in full, i.e., "cliff vesting," at the end of ten years; except for the restricted stock awards to the CEO and Chief Administrative Officer which vest in full at the end of five years. There may be pro-rata vesting under certain circumstances including death, disability, termination of employment by the Company other than for cause, and constructive termination following a change of control. In addition, if an executive voluntarily resigns on or after attaining age 65 the Board may grant pro-rata vesting. The size of the restricted stock awards was established by the Committee taking into account what would be representative, equivalent retirement benefit values under alternative arrangements based on reasonable stock-price growth-rate assumptions. There were no additional restricted stock grants made to any of the Named Officers, including the CEO, during fiscal 1997.

  Impact of Section 162(m) of the Internal Revenue Code. The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Officers, including the CEO, unless such compensation is performance-based. In general, it is the Company's policy to qualify, to the maximum extent possible, its executives' compensation for deductibility under applicable tax laws. As a result, the Committee submitted the Performance-Based Executive Compensation Plan to the stockholders for ratification and obtained approval at the 1994 Annual Meeting of Stockholders in order to qualify for deductibility the compensation realized in connection with payments under this Plan. In addition, at the 1993 Annual Meeting of Stockholders, the stockholders approved certain amendments to the 1991 Incentive Stock Option Plan to preserve the Company's ability to deduct the compensation expense relating to stock options granted under such Plan. There can be no assurance that the Internal Revenue Service will grant such treatment to the compensation paid.

  In approving the amount and form of compensation for the Company's Named Officers, the Committee will continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of
Section 162(m).

MEMBERS OF THE EXECUTIVE PERSONNEL AND ORGANIZATION COMMITTEE:

  Robert A. Kleist

  Lawrence Perlman

  Thomas P. Stafford

PERFORMANCE GRAPH

  Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the S&P 500 Index (the "S&P 500") and of the Hambrecht & Quist Computer Hardware Index for the period commencing July 1, 1992 and ending on June 30, 1997.



          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                          H & Q
Measurement Period                          S&P           Computer
(Fiscal Year Covered)        Seagate        500 INDEX     Hardware
-------------------          ----------     ---------     ----------
Measurement Pt- 6/92         $100           $100          $100
FYE  6/93                    $107           $114          $ 80
FYE  6/94                    $133           $115          $ 78
FYE  6/95                    $266           $145          $137
FYE  6/96                    $303           $183          $162
FYE  6/97                    $474           $247          $248

-------
(1) The graph assumes that $100 was invested on July 1, 1992 in the Company's Common Stock and in the S&P 500 and the Hambrecht & Quist Computer Hardware Index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.
(2) The Company operates on a 52/53 week fiscal year which ends on the Friday closest to June 30. Accordingly the last trading day of the Company's fiscal year may vary. For consistent presentation and comparison to the S&P 500 and the Hambrecht & Quist Computer Hardware Index shown herein, the Company has calculated its stock performance graph assuming a June 30 year end.

  The information contained above under the captions entitled "Report of the Executive Personnel and Organization Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference into such filing.

CERTAIN TRANSACTIONS WITH MANAGEMENT

  During the fiscal year ended June 27, 1997, the Company paid the amount of $931,577 for chartered aviation services to Monterey Airplane Company, a company 100% owned by Alan F. Shugart, Chairman of the Board of Directors and Chief Executive Officer, and his wife. The Company believes that the terms of such transactions were no less favorable than those which could be obtained from entities unrelated to the Company.

  In connection with the Company's merger with Conner Peripherals, the Company assumed the two loans, one in the amount of $250,000 and one in the amount of $125,000, which had been made by Conner Peripherals to William D. Watkins, Executive Vice President, Disc Drive Operations and Chief Operating Officer, Recording Media. During the fiscal year ended June 27, 1997, the largest aggregate amount outstanding under each loan was $189,868 and $98,503, respectively. Neither loan bore interest. The larger of the two loans was forgiven and the smaller of the two loans was repaid by Mr. Watkins during fiscal 1997.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the period from June 29, 1996 to June 27, 1997, its executive officers and directors complied with all filing requirements.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: September 25, 1997

                            SEAGATE TECHNOLOGY, INC.
                        1991 INCENTIVE STOCK OPTION PLAN
                       (AS AMENDED THROUGH OCTOBER 1997)



     1.   Purposes of the Plan.  The purposes of this 1991 Incentive Stock
          --------------------
Option Plan are:

     o to attract and retain the best available personnel for positions of substantial responsibility,

     o    to provide additional incentive to Employees and Consultants, and

     o    to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees as shall
               -------------
be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the legal requirements relating to
               ---------------
the administration of stock option plans under state corporate and securities laws and the Code.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee"  means a Committee appointed by the Board in
               ---------
accordance with Section 4 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.
               ------------

          (g) "Company" means Seagate Technology, Inc., a Delaware corporation.
               -------

          (h) "Consultant" means any person, including an advisor, engaged by
               ----------
the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (i) "Continuous Status as an Employee or Consultant" means that the
               ----------------------------------------------
employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (j) "Director" means a member of the Board.
               --------

          (k) "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

          (l) "Employee" means any person, including Officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (q) "Notice of Grant" means a written notice evidencing certain
                      ---------------
terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (r) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 15 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s) "Option" means a stock option granted pursuant to the Plan.
               ------

          (t) "Option Agreement" means a written agreement between the
                      ----------------
Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u) "Option Exchange Program" means a program whereby outstanding
                     -----------------------
options are surrendered in exchange for options with a lower exercise price.

          (v) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (w) "Optionee" means an Employee or Consultant who holds an
               --------
outstanding Option.

          (x) "Parent" means a "parent corporation", whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (y) "Plan" means this 1991 Incentive Stock Option Plan.
               ----

          (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 12 of the Plan.

          (cc) "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned under the Plan is 49,000,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option, such Shares shall not become available for future grant under the Plan.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i) Multiple Administrative Bodies. If permitted by Rule 16b-3,
                   ------------------------------
the Plan may be administered by different bodies with respect to Directors, Officers who are not Directors, and Employees who are neither Directors nor Officers.

               (ii) Administration With Respect to Directors and Officers
                    -----------------------------------------------------
Subject to Section 16(b).  With respect to Option grants made to Employees who
------------------------
are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

               (iii) Administration With Respect to Other Persons.  With respect
                     --------------------------------------------
to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (ix) to construe and interpret the terms of the Plan;

               (x) to prescribe, amend and rescind rules and regulations relating to the Plan;

               (xi) to modify or amend each Option (subject to Section 14(c) of the Plan);

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xiii) to institute an Option Exchange Program;

               (xiv) to determine the terms and restrictions applicable to Options; and

              (xv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision.  The Administrator's
              ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5.   Eligibility.  Nonstatutory Stock Options may be granted to Employees
          -----------
and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

     6.   Limitations.
          -----------

          (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

               (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary)

exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) Beginning October 28, 1993, the following limitations shall apply to grants of Options to Officers:

              (i) no Officer shall be granted in any fiscal year of the Company, Options to purchase more than 160,000 Shares, provided that, a newly-hired Officer may in addition receive a one-time grant of up to 300,000 Shares upon acceptance of employment with the Company; and

              (ii) over the remaining term of the Plan, no Officer shall be granted Options to purchase more than 500,000 Shares.

     The foregoing limitations set forth in this Section 6(c) are intended to satisfy the requirements applicable to Options intended to qualify as "performance-based compensation" (within the meaning of Section 162(k) of the Code). In the event the Administrator determines that such limitations are not required to qualify Options as performance-based compensation, the Administrator may modify or eliminate such limitations.

     7.   Term of Plan.  Subject to Section 18 of the Plan, the Plan shall
          ------------
become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

     8.   Term of Option.  The term of each Option shall be stated in the Notice
          --------------
of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) Exercise Price.  The per share exercise price for the Shares to be
              --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) Waiting Period and Exercise Dates.  At the time an Option is
              ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c) Form of Consideration.  The Administrator shall determine the
              ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an

Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)  cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the Optionee's broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

               (vi) any combination of the foregoing methods of payment; or

               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder sh all exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

              Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship.  In the
              ----------------------------------------------------
event that an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety (90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee.  In the event that an Optionee's
              ----------------------
Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee.  In the event of the death of an Optionee, the
              -----------------
Option may be exercised at any time within six (6) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11.  Non-Transferability of Options.
          ------------------------------

          (a) Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

          (b) An Optionee may file a written designation of a beneficiary who is to receive any options that remain unexercised in the event of the Optionee's death. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (c) Such designation of beneficiary may be changed by the Optionee at any time by written notice, subject to the above spousal consent conditions. In the event of the death of the Optionee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Optionee's, the Company shall deliver such options to the executor or administrator of the estate of the Optionee, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such options to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
         ----------------------------------------------------------------------
         Sale or Change of Control.
         -------------------------

         (a) Changes in Capitalization.  Subject to any required action by the
             -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) Merger or Asset Sale.  Subject to the provisions of paragraph (d)
              --------------------
hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) Change in Control.  In the event of a "Change in Control" of the
              -----------------
Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

              (i) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

              (ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Options, to the extent they are exercisable and vested (including Options that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price (reduced by the exercise price applicable to such Options). These cash proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option by bequest or inheritance.

          (e) Definition of "Change in Control".  For purposes of this Section
              ---------------------------------
12, a "Change in Control" means the happening of any of the following:

              (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

               (ii) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power repre sented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

               (iii) A change in the composition of the Board of Directors of the Company, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date the Plan is approved by the shareholders, or (B) are elected, or nominated for election, to the Board of Directors of the Company with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

          (f) Change in Control Price.  For purposes of this Section 12, "Change
              -----------------------
in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60 day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

     13.  Date of Grant.  The date of grant of an Option shall be, for all
          -------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or terminate the Plan.

          (b) Shareholder Approval.  The Company shall obtain shareholder
              --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c) Effect of Amendment or Termination.  No amendment, alteration,
              ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     15.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a) Legal Compliance.  Shares shall not be issued pursuant to the
              ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations.  As a condition to the exercise of an
              --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16.  Liability of Company.
          --------------------

          (a) Inability to Obtain Authority.  The inability of the Company to
              -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the

Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares.  If the Optioned Stock covered
              --------------------------------
by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          18.  Shareholder Approval.  Continuance of the Plan shall be subject
               --------------------
to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                        1991 INCENTIVE STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the 1991 Incentive Stock Option Plan (the "Plan") shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT
    ----------------------------

Optionee's Name
Optionee's Address

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

     Grant Number                             __________________

     Date of Grant                            __________________

     Vesting Commencement Date                __________________

     Exercise Price per Share                 $_________________

     Total Number of Shares Granted           __________________

     Total Exercise Price                     $_________________

     Type of Option:                     ___ Incentive Stock Option

                                         ___ Nonstatutory Stock Option

     Term/Expiration Date:                 _________________________


     Vesting Schedule:
     ----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     Termination Period:
     ------------------

     This Option may be exercised for ninety (90) days after termination of employment or consulting relationship, or such longer period as may be applicable upon death or Disability of Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.


II.  AGREEMENT
     ---------

     1.   Grant of Option.  The Plan Administrator of the Company hereby grants
          ---------------
to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     2.   Exercise of Option.
          ------------------

          (a) Right to Exercise.  This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.   Method of Payment.  Payment of the aggregate Exercise Price shall be
          -----------------
by any of the following, or a combination thereof, at the election of the
Optionee:

          (a)  cash; or

          (b)  check; or

          (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the Optionee's broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4.   Transferability of Option.  This Option may not be transferred in any
          -------------------------
manner otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6.   Tax Consequences.  Some of the federal tax consequences relating to
          ----------------
this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)  Exercising the Option.
               ---------------------

               (i) Nonqualified Stock Option ("NSO").  If this Option does not
                   ---------------------------------
qualify as an ISO, the Optionee may incur regular federal income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

               (ii)   Incentive Stock Option ("ISO").  If this Option qualifies
                      ------------------------------
as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise.

          (b)  Disposition of Shares.
               ---------------------

               (i) NSO. If the Optionee holds NSO Shares for at least one year,
                   ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (ii) ISO.  If the Optionee holds ISO Shares for at least one year
                    ---
after exercise AND two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the LESSER OF (A) the difference between the FAIR MARKET VALUE OF THE SHARES ACQUIRED ON THE DATE OF EXERCISE and the aggregate Exercise Price, or (B) the difference between the SALE PRICE of such Shares and the aggregate Exercise Price.

          (c) Notice of Disqualifying Disposition of ISO Shares.  If the
              -------------------------------------------------
Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.

OPTIONEE:                                SEAGATE TECHNOLOGY, INC.

______________________________           By:___________________________
Signature

______________________________           Title:________________________
Print Name

                           DESIGNATION OF BENEFICIARY
                           --------------------------

     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all of my options that are unexercised at that time.


NAME:  (Please print) ___________________________________________________
                        (First)         (Middle)       (Last)


_______________________       _____________________________________
Relationship
                              _____________________________________
                              (Address)

Dated: ______________         _____________________________________
                              Signature of Employee

                               CONSENT OF SPOUSE
                               -----------------

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                    ____________________________________________
                                     Spouse of Optionee

                        1991 INCENTIVE STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT
                                 EARLY EXERCISE


     Unless otherwise defined herein, the terms defined in the 1991 Incentive Stock Option Plan (the "Plan") shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT
    ----------------------------

Optionee's Name
Optionee's Address

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:

     Grant Number                             __________________

     Date of Grant                            __________________

     Vesting Commencement Date                __________________

     Exercise Price per Share                 $_________________

     Total Number of Shares Granted           __________________

     Total Exercise Price                     $_________________

     Type of Option:                     ___ Incentive Stock Option

                                         ___ Nonstatutory Stock Option

     Term/Expiration Date:               _________________________


Vesting Schedule:
----------------

     This Option vests in accordance with the following schedule:

Termination Period:
------------------

     This Option may be exercised for ninety (90) days after termination of employment or consulting relationship, or such longer period as may be applicable upon death or Disability of

Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.


II.  AGREEMENT
     ---------

     1.   Grant of Option.  The Plan Administrator of the Company hereby grants
          ---------------
to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     2.   Exercise of Option.
          ------------------

          (a) Right to Exercise.  This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement; provided, however,
                                                             --------  -------
that upon execution of a Restricted Stock Agreement in the form of Exhibit A-1 hereto and upon compliance with the terms thereof, the Optionee may exercise this Option with respect to unvested shares. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3.   Method of Payment.  Payment of the aggregate Exercise Price shall be
          -----------------
by any of the following, or a combination thereof, at the election of the
Optionee:

          (a)  cash; or

          (b)  check; or

          (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the Optionee's broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six
(6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4.   Transferability of Option.  This Option may not be transferred in any
          -------------------------
manner otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5.   Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6.   Tax Consequences.  Some of the federal tax consequences relating to
          ----------------
this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)  Exercising the Option.
               ---------------------

               (i) Nonqualified Stock Option ("NSO").  If this Option does not
                   ---------------------------------
qualify as an ISO, the Optionee may incur regular federal income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

              (ii) Incentive Stock Option ("ISO").  If this Option qualifies
                   ------------------------------
as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise.

          (b)  Disposition of Shares.
               ---------------------

               (i) NSO. If the Optionee holds NSO Shares for at least one year,
                   ---
any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (ii) ISO. If the Optionee holds ISO Shares for at least one year
                    ---
after exercise AND two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the LESSER OF (A) the difference between the FAIR MARKET VALUE OF THE SHARES ACQUIRED ON THE DATE OF EXERCISE and the aggregate Exercise Price, or (B) the difference between the SALE PRICE of such Shares and the aggregate Exercise Price.

          (c)  Notice of Disqualifying Disposition of ISO Shares.  If the
               -------------------------------------------------
Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.


OPTIONEE:                          SEAGATE TECHNOLOGY, INC.

______________________________      By:___________________________
Signature

______________________________      Title:________________________
Print Name

                           DESIGNATION OF BENEFICIARY
                           --------------------------

     In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all of my options that are unexercised at that time.


NAME:  (Please print) _____________________________________________
                       (First)         (Middle)       (Last)


_____________________         _____________________________________
Relationship
                              _____________________________________
                              (Address)

Dated: ______________         _____________________________________
                              Signature of Employee

                               CONSENT OF SPOUSE
                               -----------------

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                                        ____________________
                                                         Spouse of Optionee

                                   EXHIBIT A
                                   ---------


                        1991 INCENTIVE STOCK OPTION PLAN

                                EXERCISE NOTICE



Seagate Technology, Inc.
920 Disc Drive
Scotts Valley, California  95066

Attention:  Secretary

     1.   Exercise of Option.  Effective as of today, ___________, 199__, the
          ------------------
undersigned ("Purchaser") hereby elects to purchase _________ shares (the "Shares") of the Common Stock of Seagate Technology, Inc. (the "Company") under and pursuant to the 1991 Incentive Stock Option Plan (the "Plan") and the Stock Option Agreement dated _______________ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company
          -------------------
the full purchase price for the Shares.

     3.   Representations of Optionee.  Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Subject to the terms and conditions of this
          ---------------------
Agreement, Optionee shall have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Optionee delivers full payment of the Exercise Price until such time as Optionee disposes of the Shares.

     5.   Tax Consultation.  Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the

Company and Optionee with respect to the subject matter hereof, and such agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.



Submitted by:                       Accepted by:


OPTIONEE:                           SEAGATE TECHNOLOGY, INC.

______________________________      By:___________________________
Signature

______________________________      Its:__________________________
Print Name



Address:                            Address:
-------                             -------

______________________________      920 Disc Drive
______________________________      Scotts Valley, California  95066

                                  EXHIBIT A-1
                                  -----------

                        1991 INCENTIVE STOCK OPTION PLAN

                           RESTRICTED STOCK AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

     WHEREAS, the Purchaser named in the Notice of Grant, (the "Purchaser") is an employee or consultant of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

     WHEREAS, in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Admin istrator has granted to the Purchaser the right to exercise options relating to unvested shares subject to the terms and conditions of the Plan and the Notice of Grant, which are incorporated herein by reference, and pursuant to this restricted stock purchase agreement (the "Agreement").

     THEREFORE, the parties agree as follows:

     1.   Sale of Stock.  The Company hereby agrees to sell to the Purchaser and
          -------------
the Purchaser hereby agrees to purchase shares of the Company's Common Stock (the "Shares"), at the exercise price per share and as otherwise described in the Notice of Grant.

     2.   Payment of Purchase Price.  The purchase price for the Shares may be
          -------------------------
paid by delivery to the Company at the time of execution of this Agreement by any of the following, or a combination thereof, at the election of the Optionee:
(a) cash; (b) check; or (c) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     3.   Repurchase Option.
          -----------------

          a. In the event the Purchaser's Continuous Status as an Employee or Consultant terminates for any or no reason (including death or disability) before all of the Shares are released from the Company's repurchase option (see
Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). Said option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the

Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

          b. Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares; provided that if the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the "Repurchase FMV") exceeds the aggregate Repurchase Price of such Shares, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.

     4.   Release of Shares From Repurchase Option.
          ----------------------------------------

          a.   ___________________ (_______) of the Shares shall be released from the Company's repurchase option
_________________________________________________________________, provided in each case that the Purchaser's Continuous Status as an Employee or Consultant has not terminated prior to the date of any such release.

          b. Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "Unreleased Shares."

          c. The Shares which have been released from the Company's repurchase option shall be delivered to the Purchaser at the Purchaser's request (see
Section 6).

     5.   Restriction on Transfer.  Except for the escrow described in Section 6
          -----------------------
or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provi sions of this Agreement, other than by will or the laws of descent and distribution.

     6.   Escrow of Shares.
          ----------------

          a. To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Company's repurchase option under Section 3 above, the Purchaser shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-2. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit A-3 hereto, until such time as the Company's repurchase option expires. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-4.

          b. The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its judgment.

          c. If the Company or any assignee exercises its repurchase option hereunder, the Escrow Holder, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          d. When the repurchase option has been exercised or expires unexercised or a portion of the Shares has been released from such repurchase option, upon Purchaser's request the Escrow Holder shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Purchaser, as the case may be.

          e. Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's repurchase option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Company's repurchase option.

     7.   Legends.  The share certificate evidencing the Shares issued hereunder
          -------
shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     8.   Adjustment for Stock Split.  All references to the number of Shares
          --------------------------
and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     9.   Tax Consequences.  The Purchaser has reviewed with the Purchaser's own
          ----------------
tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-5 hereto.

          THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     10.  General Provisions.
          ------------------

          a. This Agreement shall be governed by the laws of the State of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

          b. Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party not sending the notice.

          c. The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          d. Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

          e. The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          f. PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT OR CONSULTING RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.


     By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.


PURCHASER:                          SEAGATE TECHNOLOGY, INC.


______________________________      By:____________________________
Signature

______________________________      Title:_________________________
Print Name

                                  EXHIBIT A-2
                                  -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto _________________________________________________________________
________________ (__________) shares of the Common Stock of Seagate Technology, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint _____________________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Seagate Technology, Inc. and the undersigned dated ______________, 19__.


Dated: _______________, 19__


                                 Signature:______________________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                  EXHIBIT A-3
                                  -----------

                           JOINT ESCROW INSTRUCTIONS
                           -------------------------


                                            ______________________________, 19__

Seagate Technology, Inc.
920 Disc Drive
Scotts Valley, California 95066

Attention:  Secretary

Dear Secretary:

     As Escrow Agent for both Seagate Technology, Inc., a Delaware corporation (the "Company"), and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's repurchase option.

     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's repurchase option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's repurchase option. Within 90 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's repurchase option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

          COMPANY:       Seagate Technology, Inc.
                         920 Disc Drive
                         Scotts Valley, California 95066

          PURCHASER:     _______________________________

          ESCROW AGENT:  Seagate Technology, Inc.
                         920 Disc Drive
                         Scotts Valley, California 95066
                         Attention:  Secretary

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

                                    Very truly yours,

                                    SEAGATE TECHNOLOGY, INC.


                                    By:  ___________________________________


                                    Title:  ________________________________


                                    PURCHASER:


                                    _________________________________________
                                              (Signature)

                                    _________________________________________
                                         (Typed or Printed Name)
ESCROW AGENT:


____________________________
Secretary

                                  EXHIBIT A-4
                                  -----------

                               CONSENT OF SPOUSE
                               -----------------


     I, ____________________, spouse of ___________________, have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Seagate Technology, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19____


                                           ______________________________

                                  EXHIBIT A-5
                                  -----------
                          ELECTION UNDER SECTION 83(b)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

    NAME        :      TAXPAYER:              SPOUSE:

    ADDRESS:    :

    IDENTIFICATION NO.:  TAXPAYER:            SPOUSE:

    TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the "Shares") of the Common Stock of Seagate Technology, Inc. (the "Company").

3.  The date on which the property was transferred is: ______________, 19__.

4.  The property is subject to the following restrictions:

    The Shares may be repurchased by the Company, or its assignee, on certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

    $_______________.

6.  The amount (if any) paid for such property is:

    $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person per forming the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:  _______________, 19__         ___________________________________

                                      _________________________, Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  _______________, 19__         ___________________________________
                                      Spouse of Taxpayer

PROXY                                                                      PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            SEAGATE TECHNOLOGY, INC.

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 30, 1997

  The undersigned stockholder of SEAGATE TECHNOLOGY, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 25, 1997, and hereby appoints Alan F. Shugart, Gary B. Filler and Robert A. Kleist, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of SEAGATE TECHNOLOGY, INC. to be held on October 30, 1997 at 10:00 a.m., local time, at Seascape Resort & Conference Center, One Seascape Resort Drive, Aptos, California 95003, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse.

 PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                 (Continued and to be signed on reverse side.)

                           SEAGATE TECHNOLOGY, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


1. Election of Directors                            For All
   Nominees: Alan F. Shugart;       For  Withheld   Except     _________________
   Robert A. Kleist; Gary B.        [_]    [_]        [_]      Nominee Exception
   Filler; Kenneth E. Haughton;
   Thomas P. Stafford; Lawrence
   Perlman; Laurel L. Wilkening.

2. To approve an amendment to the 1991 Incentive Stock     For  Against  Abstain
   Option Plan to increase the number of shares of         [_]    [_]      [_]
   common stock reserved for issuance thereunder by 15,000,000 shares.

3. To ratify the appointment of Ernst & Young LLP as       For  Against  Abstain
   the independent auditors of the Company for fiscal      [_]    [_]      [_]
   1998.

4. In their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE 1991 IN-CENTIVE STOCK OPTION PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                      Dated: ____________________________________________ , 1997

Signature(s)____________________________________________________________________

________________________________________________________________________________

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed enve-lope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)